SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                December 22, 2003



                               BUCS FINANCIAL CORP
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


           Maryland                         0-32437           52-2269586
-----------------------------            -------------        -----------
(State or other jurisdiction              (File No.)        (IRS Employer
     of incorporation)                                    Identification Number)


10455 Mill Run Circle, Owings Mills, Maryland                   21117
---------------------------------------------                 ---------
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code: (410) 998-5304
                                                    --------------



                                 Not Applicable
                   -------------------------------------------
          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
         ------------

         On December 22, 2003, the Registrant announced that its Board of Directors had declared a 10% stock dividend on the Company's outstanding common stock, payable on January 31, 2004, to stockholders of record as of January 15, 2004.


         For further details, reference is made to the Press Release dated December 22, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         ------------


         (c)Exhibits:

                  99  Press Release dated December 22,  2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            BUCS Financial Corp


Date: December 22, 2003                     By:  /s/Herbert J. Moltzan
     ------------------                          -------------------------------
                                                 Herbert J. Moltzan
                                                 President and Chief
                                                 Executive Officer